Exhibit 99.1

THE MORTGAGE POOL

The statistical information presented herein describes the Mortgage Loans based on the characteristics of the Statistic Calculation Mortgage Loans as of close of business on November 30, 2005. Unless otherwise set forth herein, approximate percentages set forth with respect to the Statistic Calculation Mortgage Loans are measured by the respective aggregate Principal Balances (as defined herein) of the Statistic Calculation Mortgage Loans as of the Cut-Off Date (as defined herein). With respect to any date of determination, the “Pool Balance” will be equal to the aggregate of the Principal Balances of all Mortgage Loans as of such date. The “Principal Balance” of a Mortgage Loan (other than a Liquidated Mortgage Loan) on any day is equal to its Cut-Off Date Principal Balance, minus all collections credited against the Cut-Off Date Principal Balance of such Mortgage Loan. The “Cut-Off Date Principal Balance” of a Mortgage Loan is the outstanding principal balance as of the related Cut-Off Date. The “Cut-Off Date” with respect to the Statistic Calculation Mortgage Loans is the close of business on November 30, 2005. The Principal Balance of a Liquidated Mortgage Loan after the Due Period in which such Mortgage Loan becomes a Liquidated Mortgage Loan will be zero.

The statistic calculation mortgage pool (the “Statistic Calculation Mortgage Pool”) consists of 2,108 Mortgage Loans, and the related mortgaged properties (the “Mortgaged Properties”) are located in 35 states as set forth herein. As of the Cut-Off Date, the Statistic Calculation Mortgage Loans had an aggregate Cut-Off Date Principal Balance of $152,727,523.97. Approximately 12.75% and 87.25% of the Statistic Calculation Mortgage Pool consists of fixed-rate and adjustable-rate Mortgage Loans, respectively, with remaining terms to maturity of not more than 360 months. As of the Cut-Off Date, the maximum Principal Balance of any of the Statistic Calculation Mortgage Loans was $700,000, the minimum Principal Balance thereof was $9,579, and the Principal Balance of such Statistic Calculation Mortgage Loans averaged $72,451. As of the Cut-Off Date, the loan rates payable on the Statistic Calculation Mortgage Loans (the “Loan Rates”) ranged from 5.100% to 12.950% per annum, and the weighted average Loan Rate for the Statistic Calculation Mortgage Loans was 7.914% per annum. As of the Cut-Off Date, the original term to stated maturity of the Statistic Calculation Mortgage Loans ranged from 60 months to 360 months, the remaining term to stated maturity ranged from 46 months to 360 months, the weighted average original term to stated maturity was approximately 337 months, the weighted average remaining term to stated maturity was approximately 334 months, and the CLTV (as defined herein) ranged from 5.79% to 90.00% with a weighted average CLTV of 69.85%, and the FICO Scores ranged from 458 to 817 with a weighted average FICO Score of 612. The Statistic Calculation Mortgage Loans had stated maturities ranging from August 26, 2009 to December 27, 2035. All of the Statistic Calculation Mortgage Loans required monthly payments of principal that will fully amortize such Mortgage Loans by their respective maturity dates. The Statistic Calculation Mortgage Loans are secured by either first or second mortgages or deeds of trust on Mortgaged Properties. The Statistic Calculation Mortgage Pool consists of 73.41% of loans secured by first liens on the related Mortgaged Properties and 26.59% of loans secured by second liens on the related Mortgaged Properties. No Statistic Calculation Mortgage Loan was 30 or more days delinquent as of the Cut-Off Date. The Mortgaged Properties securing the Statistic Calculation Mortgage Loans consist primarily of residential properties that are one- to four-family properties. Based upon representations of the mortgagors at the time of origination, 95.55% of the related Mortgaged Properties were owner occupied. None of the Statistic Calculation Mortgage Loans was originated by Ocean Bank to facilitate the sale of property acquired by Ocean Bank in connection with prior foreclosures.

Adjustable-Rate Mortgage Loans

All of the adjustable-rate Mortgage Loans are “hybrid mortgage loans” that generally have Loan Rates that first adjust after an initial fixed rate period of two or three years following origination depending on the terms of the particular mortgage note and then adjust semi-annually thereafter. The adjustable-rate Mortgage Loans provide for semi-annual adjustment of the related Loan Rate based on the Six-Month LIBOR, as described at “—The Index” below. In the case of the adjustable-rate Mortgage Loans, there will be corresponding adjustments to the monthly payment amount, in each case on each adjustment date applicable thereto (each such date, an “Adjustment Date”); provided that the first such adjustment (i) in the case of approximately 97.58% of the adjustable-rate Statistic Calculation Mortgage Loans, approximately two years following origination, and (ii) in the case of approximately 2.42% of the adjustable-rate Statistic Calculation Mortgage Loans, approximately three years following origination. On each Adjustment Date for an adjustable-rate Mortgage Loan, the Loan Rate will be adjusted to equal the sum, rounded generally to the nearest multiple of 1/8%, of the index and a fixed percentage amount (the “Margin”), provided that the Loan Rate on each such adjustable-rate Mortgage Loan will not increase or decrease by more than 1.000% (the “Subsequent Periodic Rate Cap”) on any related Adjustment Date and will not exceed a specified maximum Loan Rate over the life of such Mortgage Loan (the “Maximum Rate”) or be less than a specified minimum Loan Rate over the life of such Mortgage Loan (the “Minimum Rate”). The Loan Rate generally will not increase or decrease on the first Adjustment Date by more than a fixed percentage specified in the related Mortgage Note (the “Initial Periodic Rate Cap”); the Initial Periodic Rate Caps are 2.000% for 83.06% of the adjustable-rate Statistic Calculation Mortgage Loans and 3.000% for 16.94% of the adjustable-rate Statistic Calculation Mortgage Loans. Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Loan Rate as so adjusted. Due to the application of the Initial Periodic Rate Caps, Subsequent Periodic Rate Caps and Maximum Rates, the Loan Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the index and the related Margin, rounded as described above. The Margins of the adjustable-rate Statistic Calculation Mortgage Loans ranged from 3.900% to 11.050% with a weighted average Margin of 6.698%. The Maximum Rate of the adjustable-rate Statistic Calculation Mortgage Loans ranged from 11.150% to 19.660% with a weighted average Maximum Rate of 14.286%. The Minimum Rate of the adjustable-rate Statistic Calculation Mortgage Loans ranged from 5.150% to 12.300% with a weighted average Minimum Rate of 7.952%. See “—The Index” below. The adjustable-rate Mortgage Loans generally do not permit the mortgagor to convert the adjustable Loan Rate to a fixed Loan Rate.

The Index

The index applicable to the determination of the Loan Rates for all of the adjustable-rate Mortgage Loans will be the average of the interbank offered rates for six month United States dollar deposits in the London market, calculated as provided in the related Mortgage Note (the “Six-Month LIBOR”) and as most recently available as of the first Business Day of the month immediately preceding the month of the related Adjustment Date.

Mortgage Loan Characteristics

Unless otherwise set forth herein, set forth below is approximate statistical information with respect to the Statistic Calculation Mortgage Loans measured by the respective aggregate Principal Balances thereof as of the Cut-Off Date. The sum of the columns below may not equal the total indicated due to rounding.

CUT-OFF DATE PRINCIPAL BALANCES

Cut-Off Date Principal Balances ($)	Number of Statistic Calculation Mortgage Loans	Cut-Off Date Aggregate Principal Balance	% of Cut-Off Date Aggregate Principal Balance
9,579- 50,000	1,124	$33,904,542.66	22.20%
50,001- 100,000	559	38,485,355.16	25.20
100,001- 150,000	197	24,193,669.11	15.84
150,001- 200,000	101	17,643,987.47	11.55
200,001- 250,000	46	10,330,607.49	6.76
250,001- 300,000	35	9,615,547.07	6.30
300,001- 350,000	19	6,093,622.13	3.99
350,001- 400,000	10	3,772,211.29	2.47
400,001- 450,000	3	1,228,857.43	0.80
450,001- 500,000	7	3,320,301.04	2.17
500,001- 550,000	3	1,575,162.33	1.03
600,001- 650,000	3	1,863,660.79	1.22
650,001- 700,000	1	700,000.00	0.46
Total	2,108	$152,727,523.97	100.00%

GEOGRAPHIC DISTRIBUTION

State	Number of Statistic Calculation Mortgage Loans	Cut-Off Date Aggregate Principal Balance	% of Cut-Off Date Aggregate Principal Balance
Arizona	22	$2,094,031.75	1.37%
California	32	3,021,513.41	1.98
Colorado	4	567,001.68	0.37
Connecticut	51	3,365,972.31	2.20
Delaware	21	1,432,860.03	0.94
Florida	166	10,607,335.35	6.95
Georgia	68	4,284,923.78	2.81
Illinois	88	3,892,009.76	2.55
Indiana	29	1,092,156.18	0.72
Kansas	1	63,750.00	0.04
Kentucky	16	996,581.20	0.65
Louisiana	14	690,671.50	0.45
Maine	43	3,122,681.17	2.04
Maryland	94	8,407,144.94	5.50
Massachusetts	84	6,571,550.16	4.30
Michigan	67	3,753,004.28	2.46
Minnesota	16	663,277.29	0.43
Missouri	3	137,300.00	0.09
Nevada	25	1,996,081.14	1.31
New Hampshire	18	771,994.65	0.51
New Jersey	304	23,882,514.65	15.64
New York	223	22,610,239.00	14.80
North Carolina	52	3,445,671.57	2.26
Ohio	69	3,099,596.34	2.03
Oklahoma	11	435,238.87	0.28
Oregon	5	537,408.43	0.35
Pennsylvania	239	11,486,268.85	7.52
Rhode Island	132	15,467,714.02	10.13
South Carolina	1	51,750.00	0.03
Tennessee	33	1,628,030.21	1.07
Texas	32	1,341,959.40	0.88
Utah	4	321,046.47	0.21
Virginia	102	8,141,461.10	5.33
Washington	9	582,626.08	0.38
Wisconsin	30	2,164,158.40	1.42
Total	2,108	$152,727,523.97	100.00%

COMBINED LOAN-TO-VALUE RATIOS

Combined Loan-to-Value Ratio (%)	Number of Statistic Calculation Mortgage Loans	Cut-Off Date Aggregate Principal Balance	% of Cut-Off Date Aggregate Principal Balance
5.79 - 10.00	8	$205,406.00	0.13%
10.01 - 20.00	40	1,465,251.12	0.96
20.01 - 30.00	65	2,696,013.89	1.77
30.01 - 40.00	102	5,356,712.18	3.51
40.01 - 50.00	186	11,477,665.64	7.52
50.01 - 60.00	221	14,048,165.15	9.20
60.01 - 70.00	384	25,534,041.72	16.72
70.01 - 80.00	651	50,810,291.97	33.27
80.01 - 90.00	451	41,133,976.30	26.93
Total	2,108	$152,727,523.97	100.00%

With respect to each Statistic Calculation Mortgage Loan the original Combined Loan-to-Value Ratios (“CLTV”) shown above are equal to (i) the sum of (a) the original Principal Balance of such Mortgage Loan at the date of origination plus (b) the remaining balance of the first lien, if any, at the date of origination of such Mortgage Loan divided by (ii) the lesser of (a) the value of the related Mortgaged Property, based upon the appraisal made at the time of origination of such Mortgage Loan, or (b) the purchase price of such Mortgaged Property if the mortgage loan proceeds from such Mortgage Loan are used to purchase such Mortgaged Property. No assurance can be given that the values of such Mortgaged Properties have remained or will remain at their levels as of the dates of origination of the related Mortgage Loans. If the residential real estate market should experience an overall decline in property values such that the outstanding balances of such Mortgage Loans together with the outstanding balances of the related first liens become equal to or greater than the value of the related Mortgaged Properties, the actual losses could be higher than those now generally experienced in the mortgage lending industry.

LIEN POSITION

Lien Position	Number of Statistic Calculation Mortgage Loans	Cut-Off Date Aggregate Principal Balance	% of Cut-Off Date Aggregate Principal Balance
First Lien	1,168	$112,124,450.16	73.41%
Second Lien	940	40,603,073.81	26.59
Total	2,108	$152,727,523.97	100.00%

LOAN RATES

Loan Rates (%)	Number of Statistic Calculation Mortgage Loans	Cut-Off Date Aggregate Principal Balance	% of Cut-Off Date Aggregate Principal Balance
5.100 - 5.500	12	$1,530,655.68	1.00%
5.501 - 6.000	29	4,720,398.16	3.09
6.001 - 6.500	63	9,060,375.48	5.93
6.501 - 7.000	233	26,175,992.90	17.14
7.001 - 7.500	336	26,951,153.73	17.65
7.501 - 8.000	375	28,581,921.76	18.71
8.001 - 8.500	318	18,716,315.02	12.25
8.501 - 9.000	210	12,542,779.71	8.21
9.001 - 9.500	200	9,138,051.93	5.98
9.501 - 10.000	137	7,273,618.26	4.76
10.001 - 10.500	100	4,642,200.24	3.04
10.501 - 11.000	58	2,246,513.27	1.47
11.001 - 11.500	21	718,197.87	0.47
11.501 - 12.000	11	299,179.93	0.20
12.001 - 12.500	2	88,241.18	0.06
12.501 - 12.950	3	41,928.85	0.03
Total	2,108	$152,727,523.97	100.00%

REMAINING MONTHS TO STATED MATURITY

Remaining Months to Stated Maturity (Months)	Number of Statistic Calculation Mortgage Loans	Cut-Off Date Aggregate Principal Balance	% of Cut-Off Date Aggregate Principal Balance
46 - 48	1	$31,832.83	0.02%
49 - 72	17	427,872.26	0.28
73 - 96	1	16,408.57	0.01
97 - 120	83	2,566,123.75	1.68
145 - 168	21	844,945.41	0.55
169 - 192	192	6,645,080.92	4.35
217 - 240	298	11,735,719.50	7.68
265 - 288	3	178,213.64	0.12
289 - 312	7	476,511.81	0.31
337 - 360	1,485	129,804,815.28	84.99
Total	2,108	$152,727,523.97	100.00%

MONTHS SINCE ORIGINATION

Months Since Origination (Months)	Number of Statistic Calculation Mortgage Loans	Cut-Off Date Aggregate Principal Balance	% of Cut-Off Date Aggregate Principal Balance
0	743	$58,173,899.57	38.09%
1 - 23	1,365	94,553,624.40	61.91
Total	2,108	$152,727,523.97	100.00%

PROPERTY TYPE

Property Type	Number of Statistic Calculation Mortgage Loans	Cut-Off Date Aggregate Principal Balance	% of Cut-Off Date Aggregate Principal Balance
Single Family Detached	1,578	$111,411,524.94	72.95%
2-4 Units	150	15,916,650.03	10.42
PUD Detached	93	8,793,693.93	5.76
Single Family Attached	167	8,557,196.78	5.60
Condominium	80	5,361,343.99	3.51
PUD Attached	39	2,672,138.23	1.75
Townhouse	1	14,976.07	0.01
Total	2,108	$152,727,523.97	100.00%

OCCUPANCY TYPE(1)

Occupancy Type	Number of Statistic Calculation Mortgage Loans	Cut-Off Date Aggregate Principal Balance	% of Cut-Off Date Aggregate Principal Balance
Owner Occupied	2,023	$145,934,680.73	95.55%
Non-owner Occupied	85	6,792,843.24	4.45
Total	2,108	$152,727,523.97	100.00%
(1)	Based upon representations made by the Mortgagors at the time of origination of such Mortgage Loans.

PURPOSE

Purpose	Number of Statistic Calculation Mortgage Loans	Cut-Off Date Aggregate Principal Balance	% of Cut-Off Date Aggregate Principal Balance
Cash Out Refinance	2,097	$151,254,066.12	99.04%
Purchase	11	1,473,457.85	0.96
Total	2,108	$152,727,523.97	100.00%

PRODUCT TYPE

Product Type	Number of Statistic Calculation Mortgage Loans	Cut-Off Date Aggregate Principal Balance	% of Cut-Off Date Aggregate Principal Balance
2/28 6 Month LIBOR	1,865	$130,036,401.84	85.14%
Fixed Rate	202	19,468,844.34	12.75
3/27 6 Month LIBOR	41	3,222,277.79	2.11
Total	2,108	$152,727,523.97	100.00%

ORIGINAL TERMS TO STATED MATURITY

Original Term (months)	Number of Statistic Calculation Mortgage Loans	Cut-Off Date Aggregate Principal Balance	% of Cut-Off Date Aggregate Principal Balance
60 - 60	18	$459,705.09	0.30%
61 - 120	84	2,582,532.32	1.69
121 - 180	213	7,490,026.33	4.90
181 - 240	298	11,735,719.50	7.68
241 - 300	10	654,725.45	0.43
301 - 360	1,485	129,804,815.28	84.99
Total	2,108	$152,727,523.97	100.00%

FICO SCORE(1)

FICO SCORE(1)	Number of Statistic Calculation Mortgage Loans	Cut-Off Date Aggregate Principal Balance	% of Cut-Off Date Aggregate Principal Balance
Not Available	20	$1,201,024.44	0.79%
441 - 460	1	28,933.21	0.02
461 - 480	4	584,296.59	0.38
481 - 500	10	761,949.19	0.50
501 - 520	26	1,771,654.11	1.16
521 - 540	77	6,270,684.04	4.11
541 - 560	239	15,501,790.60	10.15
561 - 580	339	20,969,820.79	13.73
581 - 600	328	22,268,871.41	14.58
601 - 620	330	23,626,253.89	15.47
621 - 640	262	20,698,183.77	13.55
641 - 660	184	14,267,806.31	9.34
661 - 680	127	10,209,381.87	6.68
681 - 700	66	4,791,504.12	3.14
701 - 720	28	2,989,064.34	1.96
721 - 740	32	3,423,044.21	2.24
741 - 760	16	1,354,315.81	0.89
761 - 780	8	973,775.54	0.64
781 - 800	7	459,458.88	0.30
801 - 817	4	575,710.85	0.38
Total	2,108	$152,727,523.97	100.00%

(1)     Relates to the Original FICO Score, or Updated Fico Score (if available). FICO Scores are current for all Mortgage Loans with seasoning greater than 6 months.

PREPAYMENT PENALTY TERM

Prepay Penalty Term (Years)	Number of Statistic Calculation Mortgage Loans	Cut-Off Date Aggregate Principal Balance	% of Cut-Off Date Aggregate Principal Balance
0	347	$33,908,882.21	22.20%
36	1,761	118,818,641.76	77.80
Total	2,108	$152,727,523.97	100.00%

DOCUMENTATION TYPE

Documentation Type	Number of Statistic Calculation Mortgage Loans	Cut-Off Date Aggregate Principal Balance	% of Cut-Off Date Aggregate Principal Balance
Full Documentation	2,108	$152,727,523.97	100.00%
Total	2,108	$152,727,523.97	100.00%

MARGIN (ADJUSTABLE-RATE MORTGAGE LOANS)

Margin (%)	Number of Statistic Calculation Mortgage Loans	Cut-Off Date Aggregate Principal Balance	% of Cut-Off Date Aggregate Principal Balance
3.900 - 4.000	3	$209,709.81	0.16%
4.001 - 4.500	12	1,759,187.68	1.32
4.501 - 5.000	31	4,706,618.70	3.53
5.001 - 5.500	102	12,478,283.85	9.36
5.501 - 6.000	269	23,778,912.57	17.84
6.001 - 6.500	368	26,712,005.50	20.05
6.501 - 7.000	365	24,824,559.35	18.63
7.001 - 7.500	219	12,818,496.66	9.62
7.501 - 8.000	162	8,231,506.73	6.18
8.001 - 8.500	148	7,758,498.74	5.82
8.501 - 9.000	91	4,637,619.01	3.48
9.001 - 9.500	97	3,872,126.42	2.91
9.501 - 10.000	30	1,126,939.24	0.85
10.001 - 10.500	8	307,215.37	0.23
11.001 - 11.050	1	37,000.00	0.03
Total	1,906	$133,258,679.63	100.00%

MAXIMUM RATE (ADJUSTABLE-RATE MORTGAGE LOANS)

Maximum Rate (%)	Number of Statistic Calculation Mortgage Loans	Cut-Off Date Aggregate Principal Balance	% of Cut-Off Date Aggregate Principal Balance
11.150 - 11.500	7	$806,134.72	0.60%
11.501 - 12.000	22	3,618,254.68	2.72
12.001 - 12.500	54	6,794,441.54	5.10
12.501 - 13.000	194	19,432,397.94	14.58
13.001 - 13.500	319	24,429,747.99	18.33
13.501 - 14.000	309	22,756,806.63	17.08
14.001 - 14.500	250	15,255,442.34	11.45
14.501 - 15.000	119	7,865,674.35	5.90
15.001 - 15.500	95	5,455,315.37	4.09
15.501 - 16.000	89	6,825,323.54	5.12
16.001 - 16.500	86	5,264,947.02	3.95
16.501 - 17.000	84	3,859,592.96	2.90
17.001 - 17.500	107	4,452,162.81	3.34
17.501 - 18.000	64	2,664,023.47	2.00
18.001 - 18.500	55	1,859,717.92	1.40
18.501 - 19.000	41	1,495,652.44	1.12
19.001 - 19.500	10	388,043.91	0.29
19.501 - 19.660	1	35,000.00	0.03
Total	1,906	$133,258,679.63	100.00%

MINIMUM RATE (ADJUSTABLE-RATE MORTGAGE LOANS)

Minimum Rate (%)	Number of Statistic Calculation Mortgage Loans	Cut-Off Date Aggregate Principal Balance	% of Cut-Off Date Aggregate Principal Balance
5.150 - 5.500	7	$806,134.72	0.60%
5.501 - 6.000	22	3,618,254.68	2.72
6.001 - 6.500	54	7,232,516.60	5.43
6.501 - 7.000	198	19,760,994.34	14.83
7.001 - 7.500	329	25,555,843.63	19.18
7.501 - 8.000	350	26,191,368.63	19.65
8.001 - 8.500	300	17,750,446.54	13.32
8.501 - 9.000	185	10,833,293.23	8.13
9.001 - 9.500	187	8,561,935.32	6.43
9.501 - 10.000	115	6,337,751.66	4.76
10.001 - 10.500	87	3,933,236.78	2.95
10.501 - 11.000	55	2,069,090.95	1.55
11.001 - 11.500	15	535,812.55	0.40
11.501 - 12.000	1	35,000.00	0.03
12.001 - 12.300	1	37,000.00	0.03
Total	1,906	$133,258,679.63	100.00%

INITIAL PERIODIC RATE CAP (ADJUSTABLE-RATE MORTGAGE LOANS)

Initial Periodic Rate Cap (%)	Number of Statistic Calculation Mortgage Loans	Cut-Off Date Aggregate Principal Balance	% of Cut-Off Date Aggregate Principal Balance
2.000	1,455	$110,684,577.59	83.06%
3.000	451	22,574,102.04	16.94
Total	1,906	$133,258,679.63	100.00%

SUBSEQUENT PERIODIC RATE CAP (ADJUSTABLE-RATE MORTGAGE LOANS)

Subsequent Periodic Rate Cap (%)	Number of Statistic Calculation Mortgage Loans	Cut-Off Date Aggregate Principal Balance	% of Cut-Off Date Aggregate Principal Balance
1.000	1,906	$133,258,679.63	100.00%
Total	1,906	$133,258,679.63	100.00%

FIRST RATE ADJUSTMENT DATE (ADJUSTABLE-RATE MORTGAGE LOANS)

First Rate Adjustment Date	Number of Statistic Calculation Mortgage Loans	Cut-Off Date Aggregate Principal Balance	% of Cut-Off Date Aggregate Principal Balance
November 2005	1	$189,241.33	0.14%
December 2005	6	419,445.28	0.31
January 2006	4	151,781.38	0.11
February 2006	9	696,174.01	0.52
March 2006	13	988,976.29	0.74
April 2006	8	731,978.67	0.55
May 2006	9	621,405.82	0.47
June 2006	10	441,998.14	0.33
July 2006	6	341,250.56	0.26
August 2006	7	200,405.52	0.15
September 2006	3	85,559.04	0.06
October 2006	1	22,640.20	0.02
November 2006	4	181,817.98	0.14
December 2006	11	642,307.73	0.48
January 2007	21	1,063,607.27	0.80
February 2007	42	3,755,977.15	2.82
March 2007	112	7,127,137.60	5.35
April 2007	125	7,589,298.42	5.70
May 2007	148	8,309,838.92	6.24
June 2007	169	13,791,137.00	10.35
July 2007	135	8,793,540.89	6.60
August 2007	196	12,454,521.87	9.35
September 2007	218	16,226,364.34	12.18
October 2007	206	14,102,451.60	10.58
November 2007	214	16,702,897.53	12.53
December 2007	195	14,832,220.08	11.13
March 2008	2	71,677.69	0.05
April 2008	1	12,747.98	0.01
May 2008	6	590,927.37	0.44
June 2008	5	135,705.50	0.10
July 2008	7	881,144.82	0.66
August 2008	4	516,847.03	0.39
September 2008	2	80,949.06	0.06
November 2008	2	189,000.00	0.14
December 2008	4	315,705.56	0.24
Total	1,906	$133,258,679.63	100.00%

NEXT RATE ADJUSTMENT DATE (ADJUSTABLE-RATE MORTGAGE LOANS)

Next Rate Adjustment Date	Number of Statistic Calculation Mortgage Loans	Cut-Off Date Aggregate Principal Balance	% of Cut-Off Date Aggregate Principal Balance
November 2005	1	$189,241.33	0.14%
December 2005	6	419,445.28	0.31
January 2006	4	151,781.38	0.11
February 2006	9	696,174.01	0.52
March 2006	13	988,976.29	0.74
April 2006	8	731,978.67	0.55
May 2006	9	621,405.82	0.47
June 2006	10	441,998.14	0.33
July 2006	6	341,250.56	0.26
August 2006	7	200,405.52	0.15
September 2006	3	85,559.04	0.06
October 2006	1	22,640.20	0.02
November 2006	4	181,817.98	0.14
December 2006	11	642,307.73	0.48
January 2007	21	1,063,607.27	0.80
February 2007	42	3,755,977.15	2.82
March 2007	112	7,127,137.60	5.35
April 2007	125	7,589,298.42	5.70
May 2007	148	8,309,838.92	6.24
June 2007	169	13,791,137.00	10.35
July 2007	135	8,793,540.89	6.60
August 2007	196	12,454,521.87	9.35
September 2007	218	16,226,364.34	12.18
October 2007	206	14,102,451.60	10.58
November 2007	214	16,702,897.53	12.53
December 2007	195	14,832,220.08	11.13
March 2008	2	71,677.69	0.05
April 2008	1	12,747.98	0.01
May 2008	6	590,927.37	0.44
June 2008	5	135,705.50	0.10
July 2008	7	881,144.82	0.66
August 2008	4	516,847.03	0.39
September 2008	2	80,949.06	0.06
November 2008	2	189,000.00	0.14
December 2008	4	315,705.56	0.24
Total	1,906	$133,258,679.63	100.00%